                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1
                            STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305(B)(2) X

                             ---------------------

                         PNC BANK, NATIONAL ASSOCIATION
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

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
                NOT APPLICABLE                                  25-1197336
      (JURISDICTION OF INCORPORATION OF                      (I.R.S. EMPLOYER
  ORGANIZATION IF NOT A U.S. NATIONAL BANK)               IDENTIFICATION NUMBER)

 ONE PNC PLAZA, FIFTH AVENUE AND WOOD STREET,                     15222
           PITTSBURGH, PENNSYLVANIA                             (ZIP CODE)
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
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                          F. J. DERAMO, VICE PRESIDENT
                         PNC BANK, NATIONAL ASSOCIATION
                          27TH FLOOR, ONE OLIVER PLAZA
                         PITTSBURGH, PENNSYLVANIA 15222
                                 (412) 762-3666
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                             ---------------------

                              SUNTRUST BANKS, INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

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
                   GEORGIA                                      58-1575035
       (STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
        INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NUMBER)

          303 PEACHTREE STREET, N.E.
                 ATLANTA, GA                                      30308
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)
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                                DEBT SECURITIES
                      (TITLE OF THE INDENTURE SECURITIES)

ITEM 1.

     GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

          (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

              Comptroller of the Currency, Washington, D.C., Federal Reserve Bank of Cleveland, Cleveland, Ohio, Federal Deposit Insurance Corporation, Washington, D.C.

          (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

              Yes. (See Exhibit T-1-3)

ITEM 2.

     AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS. IF THE OBLIGOR OR ANY UNDERWRITER FOR THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

          Neither the obligor nor any underwriter for the obligor is an affiliate of the trustee.

ITEM 3 THROUGH ITEM 14.

     The issuer currently is not in default under any of its outstanding securities for which PNC Bank, National Association is trustee. Accordingly, responses to Items 3 through 14 of Form T-1 are not required pursuant to Form T-1 General Instructions B.

ITEM 15.

     FOREIGN TRUSTEE. IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER THE INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

          Not applicable (trustee is not a foreign trustee).

ITEM 16.

     LIST OF EXHIBITS. LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF ELIGIBILITY.

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   Exhibit T-1-1 --   Articles of Association of the trustee, with all amendments thereto, as presently in effect, filed as Exhibit 1 to Trustee's
                      Statement of Eligibility and Qualification, Registration No.
                      33-58107 and incorporated herein by reference.

   Exhibit T-1-2 --   Copy of Certificate of the Authority of the Trustee to Commence
                      Business, filed as Exhibit 2 to Trustee's Statement of Eligibility and Qualification, Registration No. 2-58789 and incorporated herein by reference.

   Exhibit T-1-3 --   Copy of Certificate as to Authority of the Trustee to Exercise
                      Trust Powers, filed as Exhibit 3 to Trustee's Statement of
                      Eligibility and Qualification, Registration No. 2-58789, and
                      incorporated herein by reference.

   Exhibit T-1-4 --   The By-Laws of the trustee, as presently in effect, filed as
                      Exhibit 4 to Trustee's Statement of Eligibility and Qualification,
                      Registration No. 33-58107 and incorporated herein by reference.

   Exhibit T-1-5 --   The consent of the trustee required by Section 321(b) of the Act.

   Exhibit T-1-6 --   The copy of the Balance Sheet taken from the latest Report of
                      Condition of the trustee published in response to call made by
                      Comptroller of the Currency under Section 5211 U.S. Revised
                      Statutes.
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                                        1

                                      NOTE

     The answers to this statement, insofar as such answers relate to (a) what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement, or are owners of 10% or more of the voting securities of the obligor, or are affiliates or directors or executive officers of the obligor, and (b) the voting securities of the trustee owned beneficially by the obligor and each director and executive officer of the obligor, are based upon information furnished to the trustee by the obligor and also, in the case of (b) above, upon an examination of the trustee's records. While the trustee has no reason to doubt the accuracy of any such information furnished by the obligor, it cannot accept any responsibility therefor.

                      ------------------------------------

                         Signature appears on next page

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, PNC Bank, National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Pittsburgh, and Commonwealth of Pennsylvania on March 6, 1996.

                                          PNC BANK, NATIONAL ASSOCIATION
                                          (Trustee)

                                          By        /s/  F. J. DERAMO
                                             ---------------------------------
                                                        F. J. Deramo
                                                       Vice President

                                                                   EXHIBIT T-1-5

                               CONSENT OF TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, in connection with the proposed issuance by SunTrust Banks, Inc. of Debt Securities, we hereby consent that reports of examination by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                          PNC BANK, NATIONAL ASSOCIATION
                                          (Trustee)

                                          By        /s/  F. J. DERAMO
                                             ---------------------------------
                                                        F. J. Deramo
                                                       Vice President

Dated: March 6, 1996

                                                                   EXHIBIT T-1-6

                          SCHEDULE RC -- BALANCE SHEET
                            FROM REPORT OF CONDITION
               CONSOLIDATING DOMESTIC AND FOREIGN SUBSIDIARIES OF
                         PNC BANK, NATIONAL ASSOCIATION
                   OF PITTSBURGH IN THE STATE OF PENNSYLVANIA
                 AT THE CLOSE OF BUSINESS ON DECEMBER 31, 1995
                       FILED IN RESPONSE TO CALL MADE BY
                          COMPTROLLER OF THE CURRENCY,
                UNDER TITLE 12, UNITED STATES CODE, SECTION 161
                               CHARTER NUMBER 540
               COMPTROLLER OF THE CURRENCY NORTHEASTERN DISTRICT

                                 BALANCE SHEET

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
                                                                                     THOUSANDS
                                                                                    OF DOLLARS
                                                                                    -----------
                                            ASSETS
Cash and balances due from depository institutions
  Noninterest-bearing balances and currency and coin.............................   $ 2,019,599
  Interest-Bearing Balances......................................................        22,485
Securities
  Held-to-maturity securities....................................................             0
  Available-for-sale securities..................................................     9,164,163
Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in
  IBFs:
     Federal funds sold..........................................................       901,850
     Securities purchased under agreements to resell.............................             0
Loans and lease financing receivables:
  Loans and leases, net of unearned income..........................  $28,171,241
  LESS: Allowance for loan and lease losses.........................      619,314
                                                                      -----------
  Loans and leases, net of unearned income, allowance and reserve................    27,551,927
Trading assets...................................................................        18,119
Premises and fixed assets (including capitalized leases).........................       541,132
Other real estate owned..........................................................        53,572
Investments in unconsolidated subsidiaries and associated companies..............        25,744
Customers' liability to this bank on acceptances outstanding.....................        46,283
Intangible assets................................................................       904,829
Other assets.....................................................................       655,756
                                                                                    -----------
          Total Assets...........................................................   $41,905,459
                                                                                     ==========
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
                                                                                     THOUSANDS
                                                                                    OF DOLLARS
                                                                                    -----------
                                          LIABILITIES
Deposits:
  In domestic offices............................................................   $24,542,031
     Noninterest-bearing............................................  $ 6,153,961
     Interest-bearing...............................................   18,388,070
  In foreign offices, Edge and Agreement subsidiaries, and IBFs..................       951,828
     Noninterest-bearing............................................  $       659
     Interest-bearing...............................................      951,169
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in
  IBFs:
     Federal funds purchased.....................................................     2,200,847
     Securities sold under agreements to repurchase..............................     1,340,116
Demand notes issued to U.S. Treasury.............................................       500,820
Trading Liabilities..............................................................            59
Other borrowed money:
  With original maturity of one year or less.....................................     7,012,404
  With original maturity of more than one year...................................       789,299
Mortgage indebtedness and obligations under capitalized leases...................         4,868
Bank's liability on acceptances executed and outstanding.........................        46,283
Subordinated notes and debentures................................................       500,014
Other liabilities................................................................       545,612
                                                                                    -----------
Total liabilities................................................................    38,433,999

                                        EQUITY CAPITAL
Common Stock.....................................................................        30,950
Surplus..........................................................................     1,527,094
Undivided profits and capital reserves...........................................     1,927,929
Net unrealized holding gains (losses) on available-for-sale securities...........       (14,513)
Total equity capital.............................................................     3,471,460
                                                                                    -----------
Total liabilities and equity capital.............................................   $41,905,459
                                                                                     ==========
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